Summary prospectus

Nomura ETF Trust II

Nomura Japan Equity ETF	NJPN
Exchange: NYSE Arca, Inc.

November 4, 2026

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at global.nomuraassetmanagement.com/investments/etf. You can also get this information at no cost by calling 800 523-1918. The  Fund’s statutory prospectus and statement of additional information, both dated November 4, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Nomura Japan Equity ETF, a series of Nomura ETF Trust II

Ticker: NJPN	Stock Exchange: NYSE Arca, Inc.

What are the  Fund’s investment objectives?

Nomura Japan Equity ETF seeks long-term capital appreciation.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees......................	0.49%
Distribution and service (12b-1) fees.........	None
Other expenses........................	0.00%[1]
Total annual fund operating expenses........	0.49%
1	Other expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the  Fund  with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund  for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..........................................................	$50
3 years.........................................................	$157

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

What are the Fund’s principal investment strategies?

The Fund is an actively managed ETF that seeks to achieve its investment objective by investing in a portfolio of Japanese equity securities selected by an investment approach combining quantitative discipline and fundamental research expertise.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of Japanese companies (80% policy). For purposes of the 80% policy, equity securities of Japanese companies include common stocks of companies organized in Japan, as well as depositary receipts representing securities of such companies.

Nomura Asset Management Co., Ltd. (“NAMCO” or the “Sub-advisor”), an affiliate of the Manager, serves as sub-advisor to the Fund. The Sub-advisor constructs the Fund’s portfolio from an investment universe typically consisting of the largest stocks by market capitalization within the Tokyo Stock Price Index, a market capitalization-weighted index of common stocks that covers an extensive portion of the companies on the Tokyo Stock Exchange, and which the Sub-advisor believes is representative of the overall Japanese stock market.  In constructing the Fund’s model portfolio, the Sub-advisor employs a strategy that combines a top-down sector allocation strategy with a bottom-up stock selection process. The Sub-advisor considers business and market cycle analysis, factor returns, valuation and earnings trends, sensitivity analysis, economic forecasts and  macroeconomic analysis to develop target sector allocations for the portfolio. The portfolio’s sector weights are ultimately determined through an optimization process based on its target allocation. The Sub-advisor’s stock selection process utilizes a historical valuation analysis and fundamental research to evaluate potential investment opportunities.

The Fund implements the investment recommendations of the Sub-advisor through the Manager. The Sub-advisor provides a model portfolio to the Manager on an ongoing basis that represents the Sub-advisor’s recommendation as to the securities to be purchased, sold or retained by the Fund. The Manager will execute trades of securities to construct a portfolio for the Fund that represents the model portfolio. The Manager may make reasonable adjustments to the implementation of the model portfolio for trade execution, timing, or other considerations, but will not have discretion with respect to the securities in the Fund’s portfolio.

Although the Fund generally seeks to hold a broad portfolio of at least 85 securities, the Fund from time to time may hold a smaller number of positions. The Fund is nondiversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Summary prospectus
Nomura Japan Equity ETF, a series of Nomura ETF Trust II

What are the principal risks of investing in the Fund?

Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Japan investment risk — The Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. Japan’s economic growth is dependent on international trade, and slowdowns in the economies of key trading partners could have a negative impact on the Japanese economy. Japan also lacks many natural resources, and, as such, price increases, volatility or shortages in the commodities markets and currency fluctuations could adversely affect Japan’s economy. Japan’s labor market is adapting to an aging workforce and declining population, and such demographic shifts may hinder Japan’s economic competitiveness in the future.

Model risk — Any investment model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.

Foreign risk — The risk that investments in foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as electronics or financials) will decline because of changing expectations for the performance of that industry or sector.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

Depositary receipts risk — Depositary receipts, such as American depositary receipts (ADRs) and global depositary receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market.

Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Nondiversification risk — A  nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a  nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

New fund risk — The Fund is a newly organized management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees of the Trust (Board) may determine to liquidate the Fund.

ETF risk — The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Cash transactions risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”

Summary prospectus
Nomura Japan Equity ETF, a series of Nomura ETF Trust II

•	Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with a fund. A fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, a fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

•	Cash transactions risk — A fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, a fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause a fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause a fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.

•	Secondary market trading risk — Although a fund’s shares are listed on a national securities exchange, NYSE Arca, Inc. (Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in a fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

•	Shares may trade at prices other than NAV risk — As with all ETFs, shares of a fund may be bought and sold in the secondary market at market prices. A fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the fund’s holdings. As a result, although it is expected that the market price of a fund’s shares will approximate the fund’s NAV, there may be times when the market price of a fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

How has Nomura Japan Equity ETF performed?

Because the Fund is new, it has no performance history. Once the Fund has commenced operations, you can obtain updated performance information at global.nomuraassetmanagement.com/investments/etf or by calling 844-469-9911. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Sub-advisor

Nomura Asset Management  Co., Ltd.

Portfolio managers	Title with NAMCO	Start date on the Fund
Kenji Oki, CMA	Senior Portfolio Manager	November 2026
Taketo Usui, CMA	Senior Portfolio Manager	November 2026

Purchase and redemption of Fund shares

The Fund is an ETF. As an ETF, only APs may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to

Summary prospectus
Nomura Japan Equity ETF, a series of Nomura ETF Trust II

accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at global.nomuraassetmanagement.com/investments/etf.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-NJPN 11/26